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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2005
                                                         ----------------

                         CHARDAN CHINA ACQUISITION CORP.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-50604                20-0456115
----------------------------          -----------           -------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)

      625 Broadway, Suite 1111, San Diego, California             92101
      -----------------------------------------------           ----------
          (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (858) 847-9000
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

      Attached as an exhibit to this amendment to the Form 8-K originally filed December 20, 2004, are the financial statements of Beijing Origin Seed Technology Inc. and subsidiaries ("Beijing Origin") including the consolidated balance sheets as of September 30, 2004 and December 31 2001, 2002 and 2003 and the related consolidated statements of operations, shareholders' equity and cash flows for nine month period ended September 30, 2004 and for each of the three years in the period ended December 31, 2003. These statements reflect, on a consolidated basis, three of the four companies that Chardan China Acquisition Corp. ("Chardan") will purchase at the consummation of the stock purchase agreement signed as of December 20, 2004, by means of acquiring State Harvest Holdings Limited, a British Virgin Islands company. At the consummation of the stock purchase State Harvest Holdings Limited will hold or control the stock of Beijing Origin, Henan Origin Seed Cotton Technology Development Limited, and Changchun Origin Seed Technology Development Limited and a newly formed technology licensing company, Beijing Origin State Harvest Technology Limited.

      Also attached as an exhibit to this amendment is a copy of the proforma balance sheets reflecting the above described acquisition by Chardan, as of September 30, 2004 and the pro forma statements of operations giving effect to the acquisition as if it had occurred on January 1, 2003.


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

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits:

            10.1 Stock Purchase Agreement dated December 20, 2004 among Chardan China Acquisition Corp., State Harvest Holdings Limited and all the State Harvest Holdings Limited stockholders (Filed Herewith)

            99.1  Press release dated December 20, 2004 (Previously Filed)

            99.2 Financial Statements of Beijing Origin Seed Technology Inc. as of September 30, 2004 and December 31 2001, 2002 and 2003 and the related consolidated statements of operations, shareholders' equity and cash flows for nine month period ended September 30, 2004 and for each of the three years in the period ended December 31, 2003.

            99.3  Proforma Financial Statements

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2005                    CHARDAN CHINA ACQUISITION CORP.

                                           By:    /s/ Kerry Propper
                                                  ------------------------
                                           Name:  Kerry Propper
                                           Title: Executive Vice President


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